SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 1997

                    HIGH CASH PARTNERS, L.P.
     (Exact name of registrant as specified in its charter)


Delaware                    0-17651                  13-3347257
(State or other        (Commission File             (IRS Employer
jurisdiction or             Number)               Identification No.)
incorporation)

     411 West Putnam Avenue, Greenwich, CT                06830
     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (203) 862-7000
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 (Former name of former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

          On June 13, 1997, Pembroke HCP LLC ("HCP") and Pembroke AGP LLC ("AGP"), Nevada limited liability companies, agreed to purchase all of the general partnership interests of the Registrant owned by Resources High Cash Inc., the former managing general partner, and Presidio AGP Corp., the former associate general partner of Registrant.

          The closing of the purchase of the managing general partner interest occurred on June 13, 1997, and the closing of the purchase of the associate general partner interest will occur on the date that is sixty (60) calendar days after notice of such purchase and sale is given to the limited partners of Registrant. The aggregate consideration paid for the managing general partner interest was $21,085 and for the associate general partner interest was $430, payable in cash. In connection with this purchase of general partnership interests, XRC Corp., the corporate parent of Resources High Cash, Inc., agreed to guaranty the obligations of the sellers to the purchasers, up to an aggregate amount of $250,000, subject to the terms and conditions of such guaranty, dated as of May 31, 1997.

          Concurrently with such purchase of the general partnership interests, Pembroke Capital II LLC, a Nevada limited liability company, purchased 8,361 Units of limited partnership interests of the Registrant from XRC Corp. for an aggregate consideration of $ 186,466.

          As a result of these purchases of the general partnership interests of the Registrant, (i) HCP on June 13, 1997 became the Managing General Partner of the Registrant, (ii) AGP will, upon the consummation of the purchase of the associate general partner interest, be the Associate General Partner of the Registrant, and
(iii) HCP and AGP will control 100% of the general partnership interests of the Registrant.

          AGP is owned by Lawrence J. Cohen, and HCP is wholly-owned by Pembroke Companies Inc., a New Jersey corporation which is wholly-owned by Mr. Cohen, who also owns Pembroke Capital II LLC. The purchase price for each of the acquisitions of partnership interests described above was provided, in cash, from Mr. Cohen's personal funds.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HIGH CASH PARTNERS, L.P.
                                           (Registrant)

Date June 24, 1997                   /s/ Lawrence J. Cohen
                                           (Signature)*

                                      By: Pembroke HCP LLC,
                                          Managing General Partner

                                          By: Pembroke Companies, Inc.,
                                              Its Sole Member

                                              By: Lawrence J. Cohen,
                                                  President

* Print name and title of the signing officer under his signature.